SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2005

ViaSat, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21767	33-0174996
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real
Carlsbad, California 92009
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On February 3, 2005, ViaSat, Inc. issued a press release regarding its financial results for the third fiscal quarter ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information contained in this Current Report, including the exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of ViaSat, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Press release issued by ViaSat, Inc. on February 3, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2005	VIASAT, INC.
	By:	/s/ Ronald G. Wangerin
		Name:	Ronald G. Wangerin
		Title:	Vice President, CFO

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press release issued by ViaSat, Inc. on February 3, 2005.